Exhibit 99.1

Q4 2016 Genco Estimated Daily Expenses – Pre-Refinancing(1)

Daily Expenses by Category	Free Cash Flow(2)	Net Income
Direct Vessel Operating(3)	$4,820	$4,820
General, Administrative and Management Fees(4)	989	1,333
Dry Docking(5)	934	-
Interest Expense(6)	1,035	1,151
Depreciation(7)	-	2,974
Debt Amortization/Principal(8)	2,110	-
Daily Expense(9)	$9,888	$10,278
Average Number of Vessels(10)	69.00	69.00

The above figures are estimates and are subject to change

(1)	Estimated pro-forma daily expenses are presented for illustrative purposes.
(2)
Free Cash Flow is defined as net income plus depreciation less capital expenditures, primarily vessel dry dockings, and other non-cash items, namely restricted stock and warrant compensation, deferred financing costs, debt amortization and capitalized interest expenses. However, this does not include any adjustment for accounts payable and accrued expenses incurred in the ordinary course of business. We consider Free Cash Flow to be an important indicator of our ability to service debt and generate cash for acquisitions and other strategic investments.

(3)	Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(4)
General & Administrative amounts are based on a budget set forth at the beginning of the year, and actual results may vary. Free Cash Flow expenses do not include restricted stock and warrant amortization. Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.

(5)	Dry docking expenses represent estimated dry docking expenditures for Q4 2016.
(6)
Interest expense is based on our estimated debt level as of September 30, 2016 of $548.3 million less pre-refinancing scheduled debt amortization in Q4 2016 under our credit facilities. Deferred financing costs are included in calculating net income interest expense. Interest expense is calculated based on an assumed LIBOR rate under our credit facilities plus the facilities' respective margins.

(7)	Depreciation is based on cost less estimated residual value and amortization of dry docking costs.

(8)	Depreciation expense utilizes a residual scrap rate of $310 per LWT. Genco’s pre-refinancing debt amortization payments for Q4 2016 aggregate to $13.4 million under all outstanding credit facilities.
(9)	The amounts shown will vary based on actual results.
(10)	Average number of vessels for the period is estimated to be 69.00 vessels for Q4 2016.

Q4 2016 Genco Estimated Daily Expenses – Post Refinancing(1)

Daily Expenses by Category	Free Cash Flow(2)	Net Income
Direct Vessel Operating(3)	$4,820	$4,820
General, Administrative and Management Fees(4)	989	1,333
Dry Docking(5)	934	-
Interest Expense(6)	814	1,172
Depreciation(7)	-	2,974
Debt Amortization/Principal(8)	126	-
Daily Expense(9)	$7,683	$10,299
Average Number of Vessels(10)	69.00	69.00

The above figures are estimates and are subject to change

(1)
Estimated pro-forma daily expenses are presented for illustrative purposes. Post refinancing breakeven rates assume the new credit facility structure commenced on October 1, 2016 for illustrative purposes.

(2)
Free Cash Flow is defined as net income plus depreciation less capital expenditures, primarily vessel dry dockings, and other non-cash items, namely restricted stock and warrant compensation, deferred financing costs, debt amortization and capitalized interest expenses. However, this does not include any adjustment for accounts payable and accrued expenses incurred in the ordinary course of business. We consider Free Cash Flow to be an important indicator of our ability to service debt and generate cash for acquisitions and other strategic investments.

(3)	Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(4)
General & Administrative amounts are based on a budget set forth at the beginning of the year, and actual results may vary. Free Cash Flow expenses do not include restricted stock and warrant amortization. Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.

(5)	Dry docking expenses represent estimated dry docking expenditures for Q4 2016.
(6)	Interest expense is based on our estimated debt level as of September 30, 2016 of $548.3 million less a pay down of $24.0 million less debt amortization in Q4 2016 under our credit facilities.

Deferred financing costs are included in calculating net income interest expense. Interest expense is calculated based on an assumed LIBOR rate under our credit facilities plus the facilities’ respective margins. Interest expense includes the interest rate on Commercial Bank Facilities of LIBOR plus 375 bps with option to PIK 150 bps on Commercial Bank Facilities.
(7)	Depreciation is based on cost less estimated residual value and amortization of dry docking costs.
(8)
Depreciation expense utilizes a residual scrap rate of $310 per LWT.  Genco’s debt amortization payments post refinancing for Q4 2016 aggregate to an estimated $0.8 million and does not include any pay down to be made under any of our credit facilities.

(9)	The amounts shown will vary based on actual results.
(10)	Average number of vessels for the period is estimated to be 69.00 vessels for Q4 2016.

Q4 2016 Genco Estimated Daily Expenses – Post Refinancing and Sales / Scrapping Plan(1)

Daily Expenses by Category	Free Cash Flow(2)	Net Income
Direct Vessel Operating(3)	$4,820	$4,820
General, Administrative and Management Fees(4)	1,036	1,407
Dry Docking(5)	289	-
Interest Expense(6)	875	1,260
Depreciation(7)	-	3,176
Debt Amortization/Principal(8)	135	-
Daily Expense(9)	$7,155	$10,663
Average Number of Vessels(10)	64.18	64.18

The above figures are estimates and are subject to change

(1)
Estimated pro-forma daily expenses are presented for illustrative purposes. Post refinancing breakeven rates assume the new credit facility structure commenced on October 1, 2016 for illustrative purposes.

(2)
Free Cash Flow is defined as net income plus depreciation less capital expenditures, primarily vessel dry dockings, and other non-cash items, namely restricted stock and warrant compensation, deferred financing costs, debt amortization and capitalized interest expenses. However, this does not include any adjustment for accounts payable and accrued expenses incurred in the ordinary course of business. We consider Free Cash Flow to be an important indicator of our ability to service debt and generate cash for acquisitions and other strategic investments.

(3)	Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.

(4)
General & Administrative amounts are based on a budget set forth at the beginning of the year, and actual results may vary. Free Cash Flow expenses do not include restricted stock and warrant amortization. Management Fees are based on the contracted monthly rate per vessel for the technical management of our fleet.

(5)	Dry docking expenses represent estimated dry docking expenditures for Q4 2016.
(6)
Interest expense is based on our estimated debt level as of September 30, 2016 of $548.3 million less a pay down of $24.0 million less debt amortization in Q4 2016 under our credit facilities. Deferred financing costs are included in calculating net income interest expense. Interest expense is calculated based on an assumed LIBOR rate under our credit facilities plus the facilities’ respective margins. Interest expense includes the interest rate on Commercial Bank Facilities of LIBOR plus 375 bps with option to PIK 150 bps on Commercial Bank Facilities.

(7)	Depreciation is based on cost less estimated residual value and amortization of dry docking costs. Depreciation expense utilizes a residual scrap rate of $310 per LWT.
(8)	Genco’s debt amortization payments post refinancing for Q4 2016 aggregate to an estimated $0.8 million and does not include any pay down to be made under any of our credit facilities.
(9)	The amounts shown will vary based on actual results.
(10)
Average number of vessels for the period is estimated to be 64.18 vessels for Q4 2016. For illustrative purposes, one of the additional nine vessels to be sold / scrapped is assumed to be sold/scrapped on October 17, 2016 and the remaining eight are assumed to be sold/scrapped on November 15, 2016.